Exhibit 99.1

Chewy Appoints Chris Deppe as Chief Financial Officer

February 24, 2026

PLANTATION, Fla.—(BUSINESS WIRE)— Chewy, Inc. (NYSE: CHWY) (“Chewy”), a leading and trusted destination for pet parents and partners everywhere, announced today the appointment of Chris Deppe as Chief Financial Officer (CFO).

Deppe is a seasoned finance and operations leader with more than 20 years of experience. He joined Chewy in 2022 as the Vice President of Supply Chain and Operations Finance, and most recently served as the Head of all Corporate and Commercial Finance Functions. During his tenure, he has played a key role in advancing the company’s financial strategy, enhancing operational rigor, and supporting strong business performance aligned with Chewy’s long-term strategic priorities.

Prior to joining Chewy, Deppe spent more than 16 years at Amazon in senior finance leadership roles across Global Transportation Services, Global Mile, and U.S. Fulfillment Center Operations. In these roles, he led large-scale cost optimization initiatives and strategic planning efforts across complex, global operations.

“Following a rigorous process that included several high-quality external candidates, the Board and I are thrilled with this outcome,” said Sumit Singh, Chief Executive Officer of Chewy. “Chris is a proven finance leader who delivers results, builds strong partnerships, and executes with discipline. His deep institutional knowledge and relentless focus on performance position us well to drive durable, profitable, capital-efficient growth.”

“I am excited and honored to serve as Chief Financial Officer and to help lead Chewy’s next chapter,” said Deppe. “Together with our talented teams, we will remain focused on disciplined execution, strengthening our financial foundation, and delivering sustainable long-term value for our customers, partners, and shareholders.”

Deppe holds a Bachelor of Science in Chemical Engineering from Colorado State University and both a Master of Science in Finance and a Master of Business Administration from Indiana University.

Upon Deppe’s appointment, interim Principal Financial Officer Will Billings will continue to serve as Chief Accounting Officer.

Chewy Reaffirms Financial Outlook

As discussed on our December 10, 2025 earnings call, Chewy’s long-term plan remains intact, our business momentum remains strong, and we remain firmly on track toward the long-term margin profile of 10% Adjusted EBITDA that we outlined at Investor Day. As such, we are reaffirming our guidance for fiscal year 2025 and look forward to a successful fiscal year 2026.

About Chewy

Our mission is to be the most trusted and convenient destination for pet parents and partners everywhere. We believe that we are the preeminent online source for pet products, supplies and prescriptions as a result of our broad selection of high-quality products and services, which we offer at competitive prices and deliver with an exceptional level of care and a personal touch to build brand loyalty and drive repeat purchasing. We seek to continually develop innovative ways for our customers to engage with us, as our website and mobile app allow our pet parents to manage their pets’ health, wellness, and merchandise needs, while enabling them to conveniently shop for our products. We partner with approximately 3,200 of the best and most trusted brands in the pet industry offering approximately 130,000 products and services offerings, to bring what we believe is a high-bar, customer-centric experience to our customers.

Forward-Looking Statements

This communication contains forward-looking statements about us and our industry that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this communication are forward-looking statements. These forward-looking statements are based upon the current assumptions, beliefs and expectations of our management and are subject to risks and uncertainties that could cause actual results to differ materially, including risks and uncertainties relating to our business strategy and plans; our ability to attract, develop, motivate and retain highly qualified and skilled employees; and other risks, uncertainties and other factors described in the section titled “Risk Factors” included under Part I, Item 1A of our Annual Report on Form 10-K and in our other filings with the Securities and Exchange Commission and elsewhere in this communication. The results, events and circumstances reflected in the forward-looking statements may not be achieved or occur, and actual results, events or circumstances could differ materially from those described in the forward-looking statements. The forward-looking statements made in this communication relate only to events as of the date on which the statements are made. We undertake no obligation to update any forward-looking statements made in this communication to reflect events or circumstances after the date of this communication or to reflect new information or the occurrence of unanticipated events, except as required by law.

Media Contact:

Diane Pelkey

dpelkey@chewy.com

Investor Contact:

Natalie Nowak

ir@chewy.com